MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     30-Mar-98
Reporting Month:  February

                   Class
                   Interest    Beginning       Interest        Interest    Principal      Total          Applied Ending
  Class            Rate        Balance         Accrual         Payment     Payment        Distribution   Losses  Balance
Class A1            6.171880%  $191,779,089.06   $986,364.60   $986,364.60 $17,477,313.29 $18,463,677.89 $0.00   $174,301,775.77
Class A2           14.160203%   $75,912,000.00   $895,774.45   $895,774.45          $0.00    $895,774.45 $0.00    $75,912,000.00
Class A3            6.200000%   $17,637,439.92    $91,126.77    $91,126.77    $537,080.85    $628,207.62 $0.00    $17,100,359.07
Class A4            6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00     $33,000.00 $0.00     $6,000,000.00

                               $291,328,528.98 $2,006,265.82 $2,006,265.82 $18,014,394.14 $20,020,659.96 $0.00   $273,314,134.84

Class               CUSIP               Priority  PrincipalType    Interest Type
Class A1            589962AP4           Senior    Sequential       Floater
Class A2            589962AQ2           Senior    Sequential       Floater
Class A3            589962AR0           Senior    Sequential       Fixed
Class A4            589962AS8           Senior    Sequential       Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     30-Mar-98
Reporting Month:  February


                                                                       Interest     Interest      Principal
         Original        Original  Integral     Record    Accrual      Payment       Payment        Ending          Remaining
Class    Balance         Pct Pool  Denomination Date      Factor       Factor        Factor         Balance         Principal Factor
Class A1 $473,800,000.00 79.58%    $1,000.00    28-Feb-98  2.08181638   2.08181638   36.88753333    $174,301,775.77 0.36788049
Class A2  $75,912,000.00 12.75%    $1,000.00    28-Feb-98 11.80016927  11.80016927    0.00000000     $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%    $1,000.00    28-Feb-98  3.47812099   3.47812099   20.49926908     $17,100,359.07 0.65268546
Class A4   $6,000,000.00  1.01%    $1,000.00    28-Feb-98  5.50000000   5.50000000    0.00000000      $6,000,000.00 1.00000000

         $581,912,000.00                                                                            $273,314,134.84

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   30-Mar-98
Report Date:    February

Collateral Proceeds Account


Beginning Balance                                         $0.00

Deposits                                                                Withdrawals

Interest Net of Servicing Fee                     $2,102,405.97         Interest Payments                        $2,006,265.82
Principal                                        $18,014,394.14         Principal Payments                      $18,014,394.14
Deposits From Reserve Fund                                $0.00         Surplus                                     $84,752.06
Other Deposits                                            $0.00         MBIA Fee                                    $11,388.09
                                                                        Discount Principal Reserve                       $0.00


Total Deposit                                    $20,116,800.11         Total Withdrawals                       $20,116,800.11



                                                                        Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         30-Mar-98
Reporting Month       February

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses     Insured Balance Ending Coverage
Type
Pool Over Collateralization 2.26% $13,474,965.80 4.05% $12,306,790.18 $0.00       $18,973.73 $285,601,951.30 4.30% $12,287,816.45

Class                      Total Distribution
Surplus                           $84,752.06

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                27          $5,224,278             1.83%
60+ Days                10          $1,131,965             0.40%
90+ Days                10          $1,709,546             0.60%
Foreclosure              6          $1,317,016             0.46%
REO                      6            $819,679             0.29%

Totals                  59         $10,202,483             3.57%


Advances on Delinquencies                                       $85,192.40
Non-Recoverable Advances on Delinquencies                            $0.00